SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       November 9, 2006
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                                    (Date of earliest event reported)

                                Select Asset Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware               04-379404                    13-4029392
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(State of Incorporation)       (Commission                (I.R.S. Employer
                               File Number)              Identification No.)

         745 Seventh Avenue
         New York, New York                                           10019
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(Address of Principal Executive Offices)                            (Zip Code)

        Registrant's Telephone Number, including area code (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8--Other Events

Item 8.01. Other Events

      On November 9, 2006, Select Asset Inc. ("SAI") transferred $27,500,000 aggregate principal amount of 7 5/8% Debentures, due 2097, issued by J.C. Penney Corporation, Inc., to the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2006-1 Trust (the "Trust") established by SAI, which issued Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2006-1 (the "Certificates") pursuant to a standard terms for trust agreements, dated as of November 9, 2006 between SAI and U.S. Bank National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of November 9, 2006 (the "Series Supplement"), between SAI and the Trustee, attached hereto as Exhibit 4.5.1.

      The Class A-1 Certificates issued by the Trust were purchased by Lehman Brothers Inc. ("Lehman") from SAI pursuant to an underwriting agreement, dated October 27, 2006 (the "Underwriting Agreement"), between SAI and Lehman.

Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired - Not Applicable

(b)   Pro Forma Financial Information - Not Applicable

(c)   Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                    Description
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    4.5.1                  Series Supplement, dated as of November 9, 2006,
                           between Select Asset Inc., as Depositor, and U.S. Bank National Association, as Trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SELECT ASSET INC.


                                                     By: /s/ Charles M. Weaver
                                                         ----------------------
                                                     Name:  Charles M. Weaver
                                                     Title: Vice President

November 9, 2006

INDEX TO EXHIBITS
    Exhibit No.                                      Description
    -----------                                      -----------

       4.5.1 Series Supplement, dated as of November 9, 2006, between Select Asset Inc, as Depositor, and U.S. Bank National Association, as Trustee.